UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2005

NorthWestern Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-692	46-0172280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 S. Dakota Avenue Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (605) 978-2908

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                              Regulation FD Disclosure.

On July 14, 2005, NorthWestern Corporation (the “Company”) issued a press release (the “Press Release”) reporting that its shareholders had re-elected the Company’s five independent directors and one management director to its Board of Directors for a one-year term and had ratified the Company’s independent auditors at the annual meeting of shareholders held on July 14, 2005 (the “Annual Meeting”).

The Company also announced that its Board of Directors declared a regular quarterly dividend of 25 cents per share of common stock.  The dividend is payable on September 30, 2005, to common shareholders of record as of September 15, 2005.

In the Press Release, the Company also detailed its Board of Directors’ rationale for its decision to reject an unsolicited proposal by Montana Public Power, Inc. (MPPI), a nonprofit corporation, to acquire all the stock of the Company.  A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is herein incorporated by reference.  The Press Release shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Furthermore, the Press Release shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

During the Annual Meeting, Michael J. Hanson, president and chief executive officer of the Company made a presentations to stockholders and other attendees and reaffirmed previous earnings guidance on basic earnings from continuing operations of $1.30 to $1.45 per share for the year ended December 31, 2005.  A copy of the slide presentation that Mr. Hanson used in making his remarks is being furnished pursuant to Regulation FD as Exhibit 99.2 to this Current Report on Form 8-K and is herein incorporated by reference.  The slide presentation shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Furthermore, the slide presentation shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

On July 15, 2005, the Company issued a press release reporting that it had received a letter from attorneys for Magten Asset Management Corporation (“Magten”).  A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is herein incorporated by reference and a copy of the letter from attorneys for Magten is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is herein incorporated by reference.  The press release and the letter shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Furthermore, the press release and the letter shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Item 9.01.                              Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

99.1*	Press Release of NorthWestern Corporation dated July 14, 2005

99.2*	Slide Presentation of NorthWestern Corporation dated July 14, 2005

99.3*	Press Release of NorthWestern Corporation dated July 15, 2005

99.4*	Letter from Fried, Frank, Harris, Shriver & Jacobson LLP dated July 11, 2005

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, NorthWestern Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN CORP.

Date: July 15, 2005
	By:	/S/ THOMAS J. KNAPP
Thomas J. Knapp
General Counsel

Exhibit Index

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

99.1*	Press Release of NorthWestern Corporation dated July 14, 2005

99.2*	Slide Presentation of NorthWestern Corporation dated July 14, 2005

99.3*	Press Release of NorthWestern Corporation dated July 15, 2005

99.4*	Letter from Fried, Frank, Harris, Shriver & Jacobson LLP dated July 11, 2005

* filed herewith